UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2007

AXS-ONE INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13591 (Commission File Number)	13-2966911 (IRS Employer Identification No.)
301 Route 17 North, Rutherford, New Jersey 07070 (Address of principal executive offices, including zip code) (201) 935-3400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On March 6, 2007, AXS-One Inc. (the “Company”) entered into a Fourth Loan Modification Agreement (the “Fourth Modification Agreement”) with Silicon Valley Bank (the “Bank”) effective as of February 15, 2007 to amend and supplement its Amended and Restated Loan and Security Agreement dated as of September 13, 2005 between the Company and the Bank, as amended by a First Loan Modification Agreement dated as of March 14, 2006, a Second Loan Modification Agreement dated as of October 31, 2006, and a Third Loan Modification Agreement dated as of November 11, 2006 (as amended, the “Loan Agreement”).

Subject to certain borrowing base limitations and compliance with covenants, the Fourth Modification Agreement serves to amend the Loan Agreement by changing the amount the Company may borrow on a revolving basis from (i) up to the lesser of (A) $4,000,000 or (B) 70.0% of the Eligible Accounts (as such term is defined in the Loan Agreement) to (ii) up to the lesser of (A) $2,500,000 or (B) 80.0% of the Eligible Accounts (as such term is defined in the Loan Agreement).  The Fourth Modification Agreement also extends the maturity date of the Loan Agreement from February 15, 2007 to April 1, 2008.

In addition, the Fourth Modification Agreement deletes the existing financial covenants contained in the Loan Agreement and adds two new financial covenants: (i) a covenant requiring the Company to maintain a Tangible Net Worth (as defined in the Fourth Modification Agreement) of at least (A) $1,700,000 as of the months ending January 31, 2007, February 28, 2007 and March 31, 2007, (B) $600,000 as of the months ending April 30, 2007, May 31, 2007 and June 30, 2007, (C) ($150,000) as of the months ending July 31, 2007, August 31, 2007 and September 30, 2007, and (D) $1.00 as of the month ending October 31, 2007 and as of the last day of each month thereafter and (ii) a covenant requiring the Company to maintain Liquidity (representing the amount of unrestricted cash of the Company at the Bank plus the unused availability under the Loan Agreement) at all times of at least $1,000,000.

The Bank also waived the Company’s existing defaults under the Loan Agreement based on certain failures to meet prior financial covenants.

The foregoing description of the Fourth Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the Fourth Modification Agreement, a copy of which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits – The following exhibit is filed as part of this report:

10.1

Fourth Loan Modification Agreement dated as of March 6, 2007 by and between the Company and Silicon Valley Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.

Date:  March 7, 2007

By:       /S/ Joseph P. Dwyer

Joseph P. Dwyer

Executive Vice President,

Chief Financial Officer and Treasurer